UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                                BCB BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                    0-50275               26-0065262
-----------------------------         ----------------        -------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                            07002
--------------------------------------                       -------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

     On April 1, 2005, Radics & Co. LLC, ("Radics") merged with Beard Miller Company LLP ("Beard Miller") to become the Pine Brook, New Jersey office of Beard Miller. As a result, on April 1, 2005, Radics resigned as independent auditors of the Company. On April 1, 2005, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller has been approved by the Company's Audit Committee.

     The reports of Radics on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2004, and December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2004 and 2003, and in connection with the audit of the Company's financial statements for such periods, as well as the interim period subsequent to the most recent fiscal year end and through until the date of Radics' resignation, there were no disagreements between the Company and Radics on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radics, would have caused Radics to make reference to such matter in connection with its audit reports on the Company's financial statements.

     The Company has provided Radics with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Radics deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of Radics letter is filed as Exhibit 16 hereto.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

            The following Exhibit is attached as part of this report:

                        (16) Letter of Radics & Co., LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BCB BANCORP, INC.



DATE: April 27, 2005                  By: /s/ Donald Mindiak
                                          --------------------------------------
                                          Donald Mindiak
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.               Description
         -----------               -----------

         (16)                      Letter of Radics & Co., LLC